U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
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   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 26, 2004


                       SYNTHETIC BLOOD INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

                                     2-31909
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                              (Commission File No.)

             New Jersey                                    22-3067701
  --------------------------------            ---------------------------------
  (State or other jurisdiction of             (IRS Employer Identification No.)
   incorporation or organization)


              3189 Airway Avenue, Building C, Costa Mesa, CA 92626
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                    (Address of principal executive offices)


                                 (714) 427-6363
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                        (Registrant's telephone number)

                                 Not Applicable
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                 (Former address, if changed since last report)

Item 5.  Other Event and Regulation FD Disclosure

         See Press Release dated May 26, 2004 entitled "Synthetic Blood Closes $3.0 Million Private Placement," attached as Exhibit 99.1 to this report.


Item 7.  Financial Statements and Exhibits

Financial Statements and Pro Forma Financial Information

         Not applicable

Exhibits

         Copies of the following documents are included as exhibits to this report pursuant to Item 601 of Regulation S-K.

SEC Ref. No                      Description of Document
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10.1                  Form of Offshore Securities Purchase Agreement

10.2                  Form of Registration Rights Agreement

10.3                  Form of Series A Warrant

10.4                  Form of Series B Warrant

10.5                  Form of Series C Warrant

99.1                  Press Release dated May 26, 2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SYNTHETIC BLOOD INTERNATIONAL, INC.


Date:  May 26, 2004                         By: /s/ Robert W. Nicora, President